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Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12256) and Registration Statement on Form S-8 (No. 333-81300) of InfoVista of our report dated July 27, 2004, except for note 20 as to which the date is September 27, 2004, relating to InfoVista's financial statements, which appears in InfoVista's Annual Report on Form 20-F for the year ended June 30, 2004.

Paris, France

September 29, 2004

PricewaterhouseCoopers Audit

Jean-François Châtel
Partner

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CONSENT OF INDEPENDENT ACCOUNTANTS